UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 26, 2011

AMERON INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-9102	77-0100596
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

245 South Los Robles Avenue	91101
Pasadena, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code  (626) 683-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other Events.

Ameron International Corporation intends to hold a special meeting of stockholders on Wednesday, October 5, 2011, and has established a record date of Tuesday, September 6, 2011, for the meeting. The purpose of the special meeting is to consider and vote on proposals related to the previously announced agreement and plan of merger, dated as of July 1, 2011, by and among Ameron, National Oilwell Varco, Inc. (NOV), and a subsidiary of NOV.  The attached announcement was released to the news media on August 26, 2011.

Statements made in this report that are forward-looking in nature are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the timing and anticipated completion of the proposed transaction and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Ameron and are subject to significant risks and uncertainty. Readers are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and, except as required by law, Ameron does not undertake any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; litigation or adverse judgments relating to the proposed transaction; risks relating to the consummation of the contemplated transaction, including the risk that the required stockholder approval might not be obtained in a timely manner or at all or that other closing conditions will not be satisfied; the occurrence of any other event, change or circumstance that could give rise to a termination of the merger agreement; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the transaction; and any changes in general economic and/or industry-specific conditions. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the documents filed by Ameron with the Securities and Exchange Commission (the “SEC”), including Ameron’s Annual Report on Form 10-K for the fiscal year ended November 30, 2010 and its Quarterly Report on Form 10-Q for the fiscal quarter ended May 29, 2011, which identify significant risk factors which could cause actual results to differ from those contained in the forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Ameron filed a preliminary proxy statement with the SEC on August 16, 2011. When completed, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the Ameron stockholders of record as of September 6, 2011. BEFORE MAKING ANY VOTING DECISION, AMERON STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT CAREFULLY BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The  preliminary proxy statement, the definitive proxy statement (when available) and other documents incorporated by reference in the proxy statement will be available free of charge at the SEC’s website at www.sec.gov, or by directing a request to either Ameron International Corporation, 245 South Los Robles Avenue, Pasadena, California 91101 Attention: Secretary, or our proxy solicitor, Morrow & Co., LLC by telephone at (800) 662-5200 (toll-free) or via email at ameron.info@morrowco.com.

Ameron and its directors and officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Ameron is set forth in Ameron’s most recent definitive proxy statement, which was filed with the SEC on February 28, 2011. Certain directors and executive officers of Ameron may have direct or indirect interests in the proposed transaction that may be different from those of Ameron’s stockholders generally. Investors may obtain additional information regarding such interests by reading the proxy statement and other relevant documents that Ameron will file with the SEC when they become available.

Item 9.01.       Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99	News Release dated August 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AMERON INTERNATIONAL CORPORATION

Dated: August 30, 2011	By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
99	News Release dated August 26, 2011